================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                   AMENDMENT
                                    FOR 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                             KLA-TENCOR CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                       000-09992                     04-2564110
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION
         INCORPORATION                                                    NUMBER)

                            ------------------------

                                 160 RIO ROBLES
                           SAN JOSE, CALIFORNIA 95134
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 468-4200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such
filing requirements for the past 90 days.     Yes [X]     No [ ]

================================================================================

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 2, 1997 as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this Report, where indicated.

     (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

          Financial statements for the period ended December 31, 1996 are incorporated by reference to the Annual Report on Form 10-K filed by Tencor Instruments on March 10, 1997 (File No. 000-20007).

     The following Unaudited Condensed Consolidated Interim Financial Statements of Tencor Instruments are included herein:

          Condensed Consolidated Interim Balance Sheets at March 31, 1997 and December 31, 1996.

          Condensed Consolidated Interim Statements of Operations for the three months ended March 31, 1997 and 1996.

          Consolidated Interim Statements of Cash Flows for the three months ended March 31, 1997 and 1996.

          Notes to Condensed Consolidated Interim Financial Statements.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          Unaudited Pro Forma Combined Condensed Balance Sheets at March 31, 1997 and June 30, 1996.

          Unaudited Pro Forma Combined Condensed Statement of Operations for the years ended June 30, 1996, 1995 and 1994, and the nine month periods ended March 31, 1997 and 1996.

          Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

    EXHIBIT NO.                                     DESCRIPTION
    -----------    -----------------------------------------------------------------------------
         2.1       Agreement and Plan of Reorganization, dated as of January 14, 1997, among KLA
                   Instruments Corporation, Tiger Acquisition Corp. and Tencor Instruments.
                   (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on January 22, 1997, File No. 000-09992.)
         2.2       Form of Agreement of Merger between Tencor Instruments and Tiger Acquisition
                   Corp. (Incorporated herein by reference to Registrant's Current Report on
                   Form 8-K filed on May 2, 1997, File No. 000-09992.)

                               INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                                     DESCRIPTION
    ------    ------------------------------------------------------------------------------
         2.1  Agreement and Plan of Reorganization, dated as of January 14, 1997, among KLA
              Instruments Corporation, Tiger Acquisition Corp. and Tencor Instruments
              (incorporated herein by reference to Registrant's Current Report on Form 8-K filed on January 22, 1997, File No. 000-09992).
         2.2  Form of Agreement of Merger between Tencor Instruments and Tiger Acquisition
              Corp. (incorporated herein by reference to Registrant's Current Report on Form
              8-K filed on May 2, 1997, File No. 000-09992).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KLA-TENCOR CORPORATION

                                          By: /s/ JON D. TOMPKINS

                                            ------------------------------------
                                            Jon D. Tompkins
                                            Chief Executive Officer

Dated: May 20, 1997

                               TENCOR INSTRUMENTS

            CONDENSED CONSOLIDATED INTERIM STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                          --------------------
                                                                           1997         1996
                                                                          -------     --------
Revenues................................................................  $94,585     $106,283
Cost of goods sold......................................................   41,783       40,847
                                                                          -------     --------
Gross profit............................................................   52,802       65,436
                                                                          -------     --------
Operating expenses:
  Research and development..............................................   12,390       10,995
  Marketing and selling.................................................   15,115       16,120
  General and administrative............................................    7,068        6,952
                                                                          -------     --------
          Total operating expenses......................................   34,573       34,067
                                                                          -------     --------

Income from operations..................................................   18,229       31,369
Other income, net.......................................................    2,539        1,293
                                                                          -------     --------

Income before income taxes..............................................   20,768       32,662
Provision for income taxes..............................................    7,477       12,411
                                                                          -------     --------

Net income..............................................................  $13,291     $ 20,251
                                                                          =======     ========

Net income per share....................................................  $  0.41     $   0.64
Weighted average common shares and equivalents..........................   32,813       31,721

      See accompanying notes to consolidated interim financial statements.

                               TENCOR INSTRUMENTS

                 CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                     ASSETS

                                                                MARCH 31, 1997     DECEMBER 31, 1996
                                                                --------------     -----------------
Current assets:
  Cash and cash equivalents...................................     $168,796            $ 141,407
  Short-term investments......................................       62,488               82,370
  Accounts receivable, net....................................       97,976               87,623
  Inventories.................................................       47,427               51,668
  Deferred income taxes.......................................       19,056               19,056
  Prepaid expenses and other assets...........................        7,149               10,165
                                                                   --------            ---------
          Total current assets................................      402,892              392,289
Property and equipment, net...................................       44,071               41,601
Other assets..................................................       41,052               50,529
                                                                   --------            ---------
          Total assets........................................     $488,015            $ 484,419
                                                                   ========            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Notes payable...............................................     $ 27,039            $  28,162
  Accounts payable............................................       10,294               11,936
  Accrued liabilities.........................................       48,967               54,525
  Income taxes payable........................................       25,463               23,428
                                                                   --------            ---------
          Total current liabilities...........................      111,763              118,051
                                                                   --------            ---------

Long-term obligations.........................................        1,106                1,335
                                                                   --------            ---------

Shareholders' equity:
  Common stock................................................      155,558              152,756
  Retained earnings...........................................      213,315              200,024
  Accumulated unrealized gain on investments, net.............        9,043               14,602
  Cumulative translation adjustment...........................       (2,770)              (2,349)
                                                                   --------            ---------
          Total shareholders' equity..........................      375,146              365,033
                                                                   --------            ---------

          Total liabilities and shareholders' equity..........     $488,015            $ 484,419
                                                                   ========            =========

      See accompanying notes to consolidated interim financial statements.

                               TENCOR INSTRUMENTS

            CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS
                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                          THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                         ---------------------
                                                                           1997         1996
                                                                         --------     --------
Cash flows from operating activities:
  Net income...........................................................  $ 13,291     $ 20,251
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization.....................................     1,208        2,290
     Retirement of assets..............................................     2,771           --
     Changes in assets and liabilities:
       Accounts receivable.............................................    (9,052)       3,048
       Inventories.....................................................     3,096      (11,648)
       Prepaid expenses and other assets...............................    (1,438)      (1,338)
       Accounts payable................................................    (1,586)      (1,266)
       Accrued liabilities.............................................    (5,367)       3,292
       Income taxes payable............................................     6,349        6,872
                                                                         --------     --------
          Net cash provided by operating activities....................     9,272       21,501
                                                                         --------     --------
Cash flows from investing activities:
  Purchases of property and equipment..................................    (5,988)      (7,105)
  Purchases of short-term investments..................................  (266,952)     (13,891)
  Proceeds from sale of short-term investments.........................   286,978       18,632
                                                                         --------     --------
          Net cash provided by (used in) investing activities..........    14,038       (2,364)
                                                                         --------     --------
Cash flows from financing activities:
  Issuance of common stock, net........................................     1,973        1,010
  Repurchase of common stock...........................................        --       (5,456)
  Proceeds from debt obligations.......................................     7,354        7,379
  Payments under debt obligations......................................    (6,705)      (5,548)
                                                                         --------     --------
          Net cash provided by (used in) financing activities..........     2,622       (2,615)
                                                                         --------     --------
Effect of exchange rate changes on cash................................     1,457        1,220
                                                                         --------     --------
Net increase in cash and cash equivalents..............................    27,389       17,742
Cash and cash equivalents at beginning of period.......................   141,407       86,944
                                                                         --------     --------
Cash and cash equivalents at end of period.............................  $168,796     $104,686
                                                                         ========     ========
Supplemental cash flow disclosures:
  Income taxes paid....................................................  $    597     $  5,370
  Interest paid........................................................  $    226     $    438

      See accompanying notes to consolidated interim financial statements.

                               TENCOR INSTRUMENTS

          NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

     The unaudited condensed consolidated interim financial statements included herein have been prepared by Tencor Instruments ("Tencor"), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures, normally included in financial statements prepared in accordance with generally accepted accounting principles, have been condensed or omitted as permitted by such rules and regulations. Tencor believes the disclosures included herein are adequate; however, these condensed consolidated interim financial statements should be read in conjunction with the audited financial statements and the notes thereto for the year ended December 31, 1996, included in Tencor's Annual Report on Form 10-K.

     In the opinion of management, these unaudited condensed consolidated financial statements of Tencor and its subsidiaries contain all of the adjustments necessary to present fairly the financial position of Tencor at March 31, 1997, the results of their operations, changes in shareholders' equity and cash flows for the periods presented. The results of operations for the periods presented may not be indicative of those which may be expected for the full year.

NOTE 2. INVENTORIES

     Inventories consist of the following (in thousands):

                                                               MARCH 31,     DECEMBER 31,
                                                                 1997            1996
                                                               ---------     ------------
        Raw materials........................................   $24,537        $ 26,010
        Work-in-process......................................    12,261          15,100
        Finished goods.......................................    10,629          10,558
                                                                -------         -------
                                                                $47,427        $ 51,668
                                                                =======         =======

NOTE 3. EARNINGS PER SHARE

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings per Share." The Statement redefines earnings per share under generally accepted accounting principles, and would have been effective for the Company's fiscal year ending December 31, 1997. Under the new standard, primary earnings per share is replaced by basic earnings per share and fully diluted earnings per share is replaced by diluted earnings per share. If the Company had adopted this Statement for the three month periods ended March 31, 1997 and 1996, the Company's earnings per share would have been as follows:

                                                                 THREE MONTHS ENDED
                                                          ---------------------------------
                                                          MARCH 31, 1997     MARCH 31, 1996
                                                          --------------     --------------
        Earnings per share:
        Basic...........................................      $ 0.43         $0.66
        Diluted.........................................      $ 0.41         $0.64

                               TENCOR INSTRUMENTS

NOTE 4. FACTORING ARRANGEMENTS

     The Company's Japanese subsidiary has entered into an agreement with a bank to sell, with recourse, certain of its trade receivables. The amount of proceeds received was the yen equivalent of approximately $7.6 million for the three month period ended March 31, 1997. As of March 31, 1997, the yen equivalent of approximately $15.8 million of the factored trade receivables remains uncollected by the bank.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma combined condensed financial statements of KLA-Tencor Corporation ("KLA-Tencor") have been prepared to give effect to the merger between Tencor and a wholly-owned subsidiary of KLA Instruments Corporation ("KLA") (the "Merger"), using the pooling of interests method of accounting.

     The unaudited pro forma combined condensed balance sheets as of June 30, 1996 and March 31, 1997 gives effect to the Merger as if it had occurred on June 30, 1996, and combines the unaudited condensed consolidated balance sheets of KLA and the balance sheets of Tencor as of June 30, 1996 and March 31, 1997.

     The unaudited pro forma combined condensed statements of operations combine the historical consolidated statements of operations of KLA and Tencor for each of the years in the three-year period ended June 30, 1996 and the nine months ended March 31, 1996 and 1997, in each case as if the Merger had occurred at the beginning of the earliest period presented.

     KLA and Tencor estimate that they will incur direct transaction costs of approximately $45 million associated with the Merger, which will be charged to operations upon consummation of the Merger. This is a preliminary estimate only and is therefore subject to change. There can be no assurance that KLA-Tencor will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

     Such unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of KLA and Tencor and should be read in conjunction with the respective historical consolidated financial statements and notes thereto of KLA and Tencor included in the Joint Proxy Statement/Prospectus and do not incorporate any benefits from cost savings or synergies of operations of the combined company.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1997
                                 (IN THOUSANDS)

                                     ASSETS

                                                                          PROFORMA
                                                 KLA         TENCOR      ADJUSTMENTS      COMBINED
                                               --------     --------     -----------     ----------
Current assets:
  Cash and cash equivalents................... $149,573     $168,796      $      --      $  318,369
  Short-term investments......................   11,003       62,488             --          73,491
  Accounts receivable, net....................  122,027       97,976             --         220,003
  Inventories.................................  118,289       47,427             --         165,716
  Deferred income taxes.......................   27,909       19,056             --          46,965
  Other current assets........................   14,756        7,149             --          21,905
                                               --------     --------      ---------      ----------
          Total current assets................  443,557      402,892             --         846,449
Land, property and equipment, net.............   73,428       44,071             --         117,499
Marketable securities.........................  257,795       27,798             --         285,593
Other assets..................................   13,512       13,254             --          26,766
                                               --------     --------      ---------      ----------
          Total assets........................ $788,292     $488,015      $      --      $1,276,307
                                               ========     ========      =========      ==========

                               LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Notes payable............................... $  2,115     $ 27,039      $      --      $   29,154
  Accounts payable............................   19,732       10,294             --          30,026
  Income taxes payable........................   34,762       25,463             --          60,225
  Other current liabilities...................  113,725       48,967             --         162,692
                                               --------     --------      ---------      ----------
          Total current liabilities...........  170,334      111,763             --         282,097
                                               --------     --------      ---------      ----------
Deferred income taxes.........................    6,316           --             --           6,316
Long-term obligations.........................       --        1,106             --           1,106
                                               --------     --------      ---------      ----------
Shareholders' equity:
  Common stock and additional paid-in
     capital..................................  285,377      155,558             --         440,935
  Retained earnings...........................  328,789      213,315             --         542,104
  Treasury stock..............................     (581)          --             --            (581)
  Net unrealized gain (loss) on investments...   (1,181)       9,043             --           7,862
  Cumulative translation adjustment...........     (762)      (2,770)            --          (3,532)
                                               --------     --------      ---------      ----------
          Total shareholders' equity..........  611,642      375,146             --         986,788
                                               --------     --------      ---------      ----------
          Total liabilities and shareholders'
            equity............................ $788,292     $488,015      $      --      $1,276,307
                                               ========     ========      =========      ==========

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 June 30, 1996
                                 (In thousands)

                                     ASSETS

                                                                          PRO FORMA      PRO FORMA
                                                 KLA         TENCOR      ADJUSTMENTS      COMBINED
                                               --------     --------     -----------     ----------
Current assets:
  Cash and cash equivalents..................  $109,404     $ 92,300      $      --      $  201,704
  Short-term investments.....................    14,279       94,012             --         108,291
  Accounts receivable........................   203,470      106,607             --         310,077
  Inventories................................   132,377       65,426             --         197,803
  Deferred income taxes......................    27,246        8,869             --          36,115
  Other current assets.......................     6,783        4,055             --          10,838
                                               --------     --------      ---------      ----------
          Total current assets...............   493,559      371,269             --         864,828
  Land, property and equipment, net..........    71,825       33,012             --         104,837
  Marketable securities......................   137,728       24,056             --         161,784
  Other assets...............................     9,660       11,438             --          21,098
                                               --------     --------      ---------      ----------
                                               $712,772     $439,775      $      --      $1,152,547
                                               ========     ========      =========      ==========

                               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable..............................  $  3,111     $ 32,714      $      --      $   35,825
  Accounts payable...........................    27,330       17,488             --          44,818
  Income taxes payable.......................    34,595        5,321             --          39,916
  Other current liabilities..................   104,167       48,214             --         152,381
                                               --------     --------      ---------      ----------
          Total current liabilities..........   169,203      103,737             --         272,940
                                               --------     --------      ---------      ----------
Deferred income taxes........................     6,320           --             --           6,320
Long-term obligations........................        --        2,288             --           2,288
                                               --------     --------      ---------      ----------
Stockholders' equity:
  Common stock and additional paid-in
     capital.................................   227,943      149,068             --         427,011
  Retained earnings..........................   259,777      177,533             --         437,310
  Treasury stock.............................      (581)          --             --            (581)
  Net unrealized gain (loss) on
     investments.............................      (131)       9,334             --           9,203
  Cumulative translation adjustments.........       241       (2,185)            --          (1,944)
                                               --------     --------      ---------      ----------
          Total stockholders' equity.........   537,249      333,750             --         870,999
                                               --------     --------      ---------      ----------
                                               $712,772     $439,775      $      --      $1,152,547
                                               ========     ========      =========      ==========

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           NINE MONTHS ENDED
                                                                               MARCH 31,
                                                                         ---------------------
                                                                           1997         1996
                                                                         --------     --------
Net Sales..............................................................  $755,641     $792,528
                                                                         --------     --------
Costs and expenses:
  Cost of sales........................................................   347,343      336,123
  Engineering, research and development................................    96,240       84,278
  Selling, general and administrative..................................   160,643      152,233
  Restructuring and other charges......................................     8,500           --
                                                                         --------     --------
          Total costs and expenses.....................................   612,726      572,634
                                                                         --------     --------
Income from operations.................................................   142,915      219,894
Interest income and other, net.........................................    18,693       14,428
                                                                         --------     --------
Income before income taxes.............................................   161,608      234,322
Provision for income taxes.............................................    56,814       88,140
                                                                         --------     --------
Net income.............................................................  $104,794     $146,182
                                                                         ========     ========
Net income per share...................................................  $   1.23     $   1.73
                                                                         ========     ========
Shares used in computing net income per share..........................    85,149       84,264
                                                                         ========     ========

    See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    YEAR ENDED JUNE 30,
                                                            ------------------------------------
                                                              1994         1995          1996
                                                            --------     --------     ----------
Net sales.................................................  $376,454     $695,950     $1,094,492
                                                            --------     --------     ----------
Costs and expenses:
  Cost of sales...........................................   190,903      299,571        469,681
  Engineering, research and development...................    42,784       73,945        115,920
  Selling, general and administrative.....................    84,683      140,585        212,625
  Write-off of acquired in-process technology.............        --       25,240             --
  Restructuring and other charges.........................     2,300           --             --
                                                            --------     --------     ----------
          Total costs and expenses........................   320,670      539,341        798,226
                                                            --------     --------     ----------
Income from operations....................................    55,784      156,609        296,266
Interest income and other, net............................     1,195       10,417         17,834
                                                            --------     --------     ----------
Income before income taxes................................    56,979      167,026        314,100
Provision for income taxes................................    16,536       62,215        117,466
                                                            --------     --------     ----------
Net income................................................  $ 40,443     $104,811     $  196,634
                                                            ========     ========     ==========

Net income per share......................................  $   0.59     $   1.34     $     2.34
                                                            ========     ========     ==========
Shares used in computing net income per share.............    69,076       78,427         84,195
                                                            ========     ========     ==========

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. PERIODS PRESENTED

     KLA's fiscal year ends on June 30. Tencor's fiscal year ends on December
31. The unaudited pro forma combined condensed statements of operations combine the results of operations of KLA for each of the three years in the period ended June 30, 1994, 1995 and 1996 and the nine months ended March 31, 1997 and 1996 with the results of Tencor for the same periods. The unaudited pro forma combined condensed balance sheet is based upon the historical balance sheet data of KLA and Tencor as of March 31, 1997.

2. PRO FORMA NET INCOME PER SHARE

     The unaudited pro forma combined net income per share is based upon the weighted average number of common and common equivalent shares outstanding of KLA and Tencor for each period using an exchange ratio of one share of KLA Common Stock for each share of Tencor Common Stock.

3. CONFORMING ADJUSTMENTS AND INTERCOMPANY TRANSACTIONS

     There are no material intercompany transactions included in the unaudited pro forma combined condensed financial statements. There were no material adjustments required to conform the accounting policies of KLA ant Tencor.

4. TRANSACTION COSTS

     Total costs associated with the Merger are expected to be approximately $45 million. This amount is a preliminary estimate only and is, therefore, subject to change. These expenses will be charged against net income in the fourth quarter of fiscal 1997. Accordingly, the effects of these expenses have not been reflected in these unaudited pro forma combined condensed interim financial statements.